UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 20, 2014

MidWestOne Financial Group, Inc.
(Exact name of registrant as specified in its charter)

Commission file number 001-35968

Iowa	42-1206172
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)
102 South Clinton Street
Iowa City, Iowa 52240
(Address of principal executive offices, including zip code)
(319) 356-5800
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.
On November 20, 2014, MidWestOne Financial Group, Inc., an Iowa corporation ("MidWestOne"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with Central Bancshares, Inc. ("Central"), a Minnesota corporation, pursuant to which Central will merge with and into MidWestOne, whereupon the separate corporate existence of Central will cease and MidWestOne will survive (the "Merger"). In connection with the Merger, Central Bank, a Minnesota-chartered commercial bank and wholly-owned subsidiary of Central, will become a wholly-owned subsidiary of MidWestOne.
Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger, each share of common stock, $1.00 par value per share, of Central ("Central Common Stock") will automatically be converted into the right to receive a pro rata portion of (i) 2,723,083 shares of common stock, $1.00 par value per share, of MidWestOne (“MidWestOne Common Stock”) and (ii) $64,000,000 in cash, subject to certain adjustments as described in the Merger Agreement.
The Merger Agreement also provides, among other things, that following the effective time of the Merger the leadership team of the combined company will be comprised of individuals from both organizations. Members of MidWestOne’s management team continuing in their current roles at the combined company will include Charles N. Funk, President and Chief Executive Officer, Susan R. Evans, Chief Operating Officer, Gary J. Ortale, Executive Vice-President, Chief Financial Officer and Treasurer, Kent L. Jehle, Executive Vice-President and Chief Credit Officer, James M. Cantrell, Vice-President and Chief Risk Officer, and Gregory W. Turner, Vice-President and Head of Wealth Management. Additionally, Kurt Weise, President of Central, and Larry Albert, Chief Executive Officer of Central Bank, will each serve as an Executive Vice-President of the combined company, and Katie Lorenson, Chief Financial Officer and Treasurer of Central, and Karin Taylor, Chief Risk Officer of Central Bank, will each be appointed as a Vice-President of the combined company. The Board of Directors of the combined company will be comprised of eight directors of MidWestOne and five directors of Central. John M. Morrison, current Chairman of the Board of Central, will become Chairman of the Board of the combined company following the Merger, with Kevin W. Monson, current Chairman of the Board of MidWestOne, serving as Vice-Chairman.
The Merger Agreement contains customary representations and warranties from both MidWestOne and Central, and each party has agreed to customary covenants, including, among others, covenants relating to the conduct of its business during the interim period between the execution of the Merger Agreement and the effective time, and its obligation to take certain actions necessary to obtain requisite shareholder approvals.
The completion of the Merger is subject to certain customary conditions, including (1) approval of MidWestOne’s shareholders; (2) authorization for listing on The NASDAQ Stock Market LLC of the shares of MidWestOne Common Stock to be issued in the Merger; (3) the receipt of required regulatory approvals; (4) subject to certain exceptions, the accuracy of the representations and warranties of the parties; and (5) receipt by each party of an opinion from its counsel to the effect that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. MidWestOne’s obligation to complete the Merger is further subject to, among other things, (1) Central having total consolidated tangible shareholders’ equity as of the end of the most recent calendar month preceding the closing of the Merger, adjusted for certain items as described in the Merger Agreement, of at least $70.0 million; (2) performance, in all material respects, by Central’s shareholder and affiliates subject to the Shareholder Agreement described below of all of their respective obligations thereunder; and (3) its receipt of financing sufficient to fund the merger consideration and to perform its other obligations in connection with the Merger.
The Merger Agreement provides certain termination rights for both MidWestOne and Central, including a "double trigger" termination right in favor of Central if the market price of the MidWestOne Common Stock falls below a certain level, unless MidWestOne elects to make certain additional cash payments to Central’s shareholders.
Simultaneously with the execution of the Merger Agreement, MidWestOne entered into a Shareholder Agreement with the John M. Morrison Revocable Trust #4, the holder of all of the outstanding shares of Central Common Stock (“Shareholder”), CBS LLC ( “TruPS Holder”), the holder of all outstanding preferred securities of CBI Capital Trust III (the “TruPS”), Riverbank Insurance Center, Inc., the holder of all outstanding Class A units (the “Insurance Agency Units”) of Central Insurance Agency, LLC (“Insurance Agency Owner”) and John M. Morrison, an individual with common control over Shareholder, TruPS Holder and Insurance Agency Owner (“Morrison”). Among other things, pursuant to the terms Shareholder Agreement: (1) MidWestOne will acquire the Insurance Agency Units, representing 75% of the outstanding units of Central Insurance Agency, LLC, for $2.6 million at or prior to the closing of the Merger; (2) Shareholder will take all lawful action necessary to approve the Merger Agreement by written consent within five days of executing the Shareholder Agreement; (3) MidWestOne will purchase, within two years of the effective time of the Merger, the TruPS from TruPS Holder for aggregate consideration equal to the liquidation amount of the TruPS plus accumulated and unpaid distributions through the date of purchase, and pay TruPS Holder certain quarterly premiums from the effective time of the Merger until such time as MidWestOne shall have purchased the TruPS; (4)

Shareholder, Insurance Agency Owner, TruPS Holder and Morrison are subject to certain customary “standstill” provisions and a requirement that such parties vote their shares of MidWestOne Common Stock in accordance with the terms of the Shareholder Agreement with respect to various matters for certain periods of time; (5) Shareholder and Morrison are entitled to certain preemptive rights with respect to MidWestOne securities; (6) Shareholder, Insurance Agency Owner, TruPS Holder and Morrison are subject to a general prohibition on the sale or transfer of shares of MidWestOne Common Stock until the first anniversary of the effective time of the Merger; (7) MidWestOne is generally entitled to a right of first refusal in the event that any of Shareholder, Insurance Agency Owner, TruPS Holder and Morrison desire to sell shares of MidWestOne Common Stock following the effective time of the Merger; and (8) Shareholder is entitled to certain customary registration rights relating to the shares of MidWestOne Common Stock it receives in conjunction with the Merger.
The foregoing descriptions of the Merger Agreement and Shareholder Agreement do not purport to be complete and are qualified in their entireties by reference to the full text of the Merger Agreement and Shareholder Agreement, which are attached hereto as Exhibit 2.1 and 99.1, respectively, and are incorporated herein by reference.
The representations, warranties and covenants of each party set forth in the Merger Agreement and Shareholder Agreement have been made only for purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement and Shareholder Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement and Shareholder Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (1) will not survive consummation of the Merger, unless otherwise specified therein, and (2) were made only as of the date of the Merger Agreement and Shareholder Agreement or such other date as is specified in the Merger Agreement or Shareholder Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement and Shareholder Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Merger Agreement and Shareholder Agreement are included with this filing only to provide investors with information regarding the terms thereof, and not to provide investors with any other factual information regarding the parties or such agreements, their respective affiliates or their respective businesses.
Item 3.02    Unregistered Sale of Equity Securities.
To the extent required by Item 3.02 of Form 8-K, the information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02. The issuance of securities pursuant to the Merger Agreement will be a private placement and is exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), in reliance on Section 4(a)(2) thereof and/or Regulation D promulgated thereunder.
Item 7.01    Regulation FD Disclosure.
From time to time on and after November 21, 2014, MidWestOne intends to provide supplemental information regarding the proposed transaction to analysts and investors in connection with certain presentations. A copy of the slides that will be made available in connection with the analyst and investor presentations is attached hereto as Exhibit 99.2.
The information furnished in this Item 7.01, including Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act.
Item 8.01    Other Events.
On November 21, 2014, MidWestOne and Central issued a joint press release announcing the execution of the Merger Agreement. A copy of the joint press release is attached hereto as Exhibit 99.3 and incorporated herein by reference.
Additional Information and Where You Can Find It
MidWestOne will file a preliminary proxy statement with the SEC in connection with the proposed transaction and will mail a definitive proxy statement and other relevant materials to its shareholders. Shareholders are advised to read, when available, the preliminary proxy statement, and amendments thereto, and the definitive proxy statement because these documents will contain important information about MidWestOne, Central and the proposed transaction. When filed, these documents and other documents relating to the proposed transaction filed by MidWestOne can be obtained free of charge from the SEC’s website at www.sec.gov. These documents also can be obtained free of charge by accessing MidWestOne’s website at www.midwestone.com under the tab

“About MidWestOne Financial Group” and then under “SEC Filings.” Alternatively, these documents, when available, can be obtained free of charge from MidWestOne upon written request to MidWestOne Financial Group, Inc., Attention: Gary J. Ortale, P.O. Box 1700, Iowa City, IA 52244 or by calling (319) 356-5800.
Participants in Solicitation
MidWestOne, certain of its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from shareholders in connection with the proposed transaction under the rules of the SEC. Information about these participants may be found in the definitive proxy statement of MidWestOne relating to its 2014 Annual Meeting of Shareholders filed with the SEC by MidWestOne on March 14, 2014. This definitive proxy statement can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive proxy statement and other relevant materials to be filed by MidWestOne with the SEC in conjunction with the proposed transaction (when they become available).
FORWARD-LOOKING STATEMENTS
When used in this Current Report on Form 8-K and in other documents filed with or furnished to the Securities and Exchange Commission (the "SEC"), in press releases or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases “believe,” “will,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date such statements are made. These statements may relate to future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial information. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements. Statements about the expected timing, completion and effects of the proposed merger and all other statements in this report other than historical facts constitute forward-looking statements.
Important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (1) the strength of the local and national economy; (2) the risks of mergers, including the merger with Central, acquisitions and divestitures, including, without limitation, the related time and costs of implementing such transactions, integrating operations as a part of these transactions and possible failures to achieve expected gains, revenue growth and/or expense savings from such transactions (3) changes in interest rates, legislative/regulatory changes, monetary and fiscal policies of the U.S. government, including policies of the U.S. Treasury and the Federal Reserve Board, and changes in the scope and cost of Federal Deposit Insurance Corporation insurance and fees; (4) the loss of key executives or employees; (5) changes in the quality and composition of MidWestOne's loan and securities portfolios, demand for loan products and deposit flows;(6) changes in the assumptions and estimates underlying the establishment of reserves for possible loan losses and other estimates; (7) the effects of competition and the overall demand for financial services in MidWestOne's market areas; (8) MidWestOne's ability to implement new technologies and develop and maintain secure and reliable electronic systems; (9) changes in accounting principles, policies, and guidelines; and (10) other risk factors detailed from time to time in filings made by MidWestOne with the SEC.
MidWestOne does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made.
Item 9.01.    Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description of Exhibits
2.1	Agreement and Plan of Merger, dated November 20, 2014, by and between MidWestOne Financial Group, Inc. and Central Bancshares, Inc.
99.1	Shareholder Agreement, by and among MidWestOne Financial Group, Inc., Riverbank Insurance Center, Inc., CBS LLC, John M. Morrison Revocable Trust #4 and John M. Morrison dated November 20, 2014
99.2	Investor Presentation dated November 20, 2014.
99.3	Joint Press Release issued by MidWestOne Financial Group, Inc. and Central Bancshares, Inc. dated November 21, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWESTONE FINANCIAL GROUP, INC.

Dated:	November 21, 2014	By:	/s/ GARY J. ORTALE
Gary J. Ortale
Executive Vice President and Chief Financial Officer

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